Exhibit 1.1

URANIUM RESOURCES, INC.

7,150,000 SHARES OF COMMON STOCK

AMENDED AND RESTATED UNDERWRITING AGREEMENT

October 29, 2010

Roth Capital Partners, LLC

24 Corporate Plaza Drive

Newport Beach, CA 92660

Ladies and Gentlemen:

Uranium Resources, Inc., a Delaware corporation (the “Company”), proposes to issue and sell to Roth Capital Partners, LLC (the “Underwriter”) pursuant to this Underwriting Agreement (this “Agreement”) 7,150,000 shares (the “Firm Securities”) of common stock, $0.001 par value (the “Common Stock”), of the Company.  In addition, solely for the purpose of covering over-allotments, the Company proposes to grant to the Underwriter the option to purchase from the Company up to an additional 1,072,500 shares of Common Stock (the “Additional Securities”).  The Firm Securities and the Additional Securities are hereinafter collectively referred to as the “Securities.”  The Securities are described in the Prospectus which is referred to below.

The Company has prepared and filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “Act”), with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (File No. 333-166647) under the Act (the “registration statement”), including a prospectus, which registration statement incorporates by reference documents which the Company has filed, or will file, in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”).  Such registration statement has become effective under the Act.

Except where the context otherwise requires, “Registration Statement,” as used herein, means the registration statement, as amended at the time of such registration statement’s effectiveness (the “Effective Time”), including (i) all documents filed as a part thereof or incorporated or deemed to be incorporated by reference therein and (ii) any information contained or incorporated by reference in a prospectus filed with the Commission pursuant to Rule 424(b) under the Act, to the extent such information is deemed, pursuant to Rule 430B or Rule 430C under the Act, to be part of the registration statement at the Effective Time.

Except where the context otherwise requires, “Basic Prospectus,” as used herein, means the base prospectus included as part of the Registration Statement, in the form in which it has most recently been filed with the Commission prior to the date of this Agreement.  Except where the context otherwise requires, “Prospectus Supplement,” as used herein, means the preliminary prospectus supplement (the “Preliminary Prospectus Supplement”) and the final prospectus supplement relating to the Securities, each filed by the Company with the Commission pursuant to Rule 424(b) under the Act on or before the second business day after the date hereof (or such earlier time as may be required under the Act), in the form furnished by the Company to the Underwriter for use by the Underwriter and by dealers in connection with the offering of the Securities.  Except where the context otherwise requires, “Prospectus,” as used herein, means the Basic Prospectus as supplemented by the Prospectus Supplement.

“Permitted Free Writing Prospectuses,” as used herein, means the documents listed on Schedule I attached hereto.  The Underwriter has not offered or sold and will not offer or sell, without the Company’s consent, any Securities by means of any “free writing prospectus” (as defined in Rule 405 under the Act) that is required to be filed by the Underwriter with the Commission pursuant to Rule 433 under the Act, other than a Permitted Free Writing Prospectus.

“Disclosure Package,” as used herein, means the Basic Prospectus, together with the Preliminary Prospectus Supplement and the Permitted Free Writing Prospectuses, if any, and the information set forth on Schedule II attached hereto, taken as a whole.

“Time of Sale,” as used herein, means 8:45 a.m. (Eastern time) on the date of this Agreement.

Any reference herein to the Registration Statement, the Basic Prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus shall be deemed to refer to and include the documents, if any, incorporated by reference, or deemed to be incorporated by reference, therein (each an “Incorporated Document” and collectively, the “Incorporated Documents”), including, unless the context otherwise requires, the documents, if any, filed as exhibits to such Incorporated Documents.  Any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Basic Prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act on or after the initial effective date of the Registration Statement, or the date of the Basic Prospectus, the Prospectus Supplement, the Prospectus or such Permitted Free Writing Prospectus, as the case may be, and deemed to be incorporated therein by reference.

As used in this Agreement, “business day” shall mean a day on which the NASDAQ Capital Market is open for trading.  The terms “herein,” “hereof,” “hereto,” “hereinafter” and similar terms, as used in this Agreement, shall in each case refer to this Agreement as a whole and not to any particular section, paragraph, sentence or other subdivision of this Agreement.  The term “or,” as used herein, is not exclusive.

The Company and the Underwriter agree as follows:

1.                                      Sale and Purchase.  On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell the Firm Securities to the Underwriter, and the Underwriter agrees to purchase from the Company the Firm Securities.  The pricing terms of the purchase of the Firm Securities by the Underwriter and the pricing terms of the offering of the Firm Securities to the public are as set forth in Schedule II hereto.

In addition, the Company hereby grants to the Underwriter the option to purchase, and upon the basis of the warranties and representations and subject to the terms and conditions herein set forth, the Underwriter shall have the right to purchase from the Company, all or a portion of the Additional Securities as may be necessary solely to cover over-allotments, if any, made in connection with the offering of the Firm Securities, at the same purchase price per share to be paid by the Underwriter to the Company for the Firm Securities.  This option may be exercised by the Underwriter at any time and from time to time on or before the thirtieth (30th) day following the date hereof, by written notice to the Company.  Such notice shall set forth the aggregate number of Additional Securities as to which the option is being exercised, and the date and time when the Additional Securities are to be delivered (such date and time being herein referred to as the “Additional Time of Purchase”); provided, however, that the Additional Time of Purchase shall not be earlier than the Time of Purchase (as defined below) nor earlier than the second business day after the date on which the option shall have been exercised nor later than the tenth business day after the date on which the option shall have been exercised.

2.                                      Payment and Delivery.  Payment of the purchase price for the Firm Securities shall be made to the Company by Federal Funds wire transfer against delivery of the certificates for the Firm Securities to the Underwriter through the facilities of The Depository Trust Company (“DTC”) for the account of the Underwriter.  Such payment and delivery shall be made at 10:00 A.M., New York time, on November 3, 2010 (the “Closing Date”) (unless another time shall be agreed to by the Underwriter and the Company).  The time at which such payment and delivery are to be made is hereinafter sometimes called the “Time of Purchase.”  Electronic transfer of the Firm Securities shall be made to the Underwriter at the Time of Purchase in such names and in such denominations as the Underwriter shall specify.

Payment of the purchase price for the Additional Securities shall be made at the Additional Time of Purchase in the same manner and at the same office as the payment for the Firm Securities.  Electronic transfer of the Additional Securities shall be made to the Underwriter at the Additional Time of Purchase in such names and in such denominations as the Underwriter shall specify.  The Time of Purchase and the Additional Time of Purchase are sometimes referred to herein as the “Closing Dates”.

Deliveries of the documents described in Section 6 hereof with respect to the purchase of the Securities shall be made at the offices of Lowenstein Sandler P.C., counsel for the Underwriter, located at 65 Livingston Avenue, Roseland, New Jersey, at 10:00 A.M., New York time, on the Closing Dates.

3.                                      Representations and Warranties of the Company.  The Company represents and warrants to and agrees with the Underwriter that:

(a)                                 Registration Statement.  (i)  The Registration Statement has heretofore become effective under the Act; no stop order of the Commission preventing or suspending the use of the Basic Prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus, or the effectiveness of the Registration Statement, has been issued, and no proceedings for such purpose have been instituted or, to the Company’s knowledge, are contemplated by the Commission;

(ii)  The Registration Statement complied when it was filed, complied as of the Effective Time and, as amended or supplemented, at the Time of Purchase and at the Additional Time of Purchase, as the case may be, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Securities, will comply, in all material respects, with the requirements of the Act; the conditions to the use of Form S-3 in connection with the offering and sale of the Securities as contemplated hereby have been satisfied; the Registration Statement meets, and the offering and sale of the Securities as contemplated hereby complies with, the requirements of Rule 415 under the Act (including, without limitation, Rule 415(a)(5) under the Act); the Registration Statement did not, as of the Effective Time, and will not, as of the Time of Purchase and the Additional Time of Purchase, as the case may be, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the Basic Prospectus complied as of its date and the date it was filed with the Commission, complies as of the date hereof and, at the Time of Purchase and at the Additional Time of Purchase, as the case may be, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Securities, will comply, in all material respects, with the requirements of the Act; the Disclosure Package did not, as of the Time of Sale, and will not, as of the Time of Purchase and the Additional Time of Purchase, as the case may be, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; each of the Prospectus Supplement and the Prospectus will comply, as of the date that it is filed with the Commission, the date of the Prospectus Supplement, the Time of Purchase and the Additional Time of Purchase, as the case may be, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Securities, in all material respects, with the requirements of the Act (in the case of the Prospectus, including, without limitation, Section 10(a) of the Act); at no time during the period that begins on the earlier of the date of the Prospectus Supplement and the date the Prospectus and ends at the later of the Time of Purchase, the Additional Time of Purchase and the end of the period during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Securities did or will any Prospectus Supplement or the Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; each Permitted Free Writing Prospectus does not conflict with the information contained in the Registration Statement, the Disclosure Package or the Prospectus, and at no time during the period that begins on the date of such Permitted Free Writing Prospectus and ends at the Time of Purchase and at the Additional Time of Purchase, as the case may be, did or will any Permitted Free Writing Prospectus include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty in this Section 3(a) with respect to any statement contained in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus in reliance upon and in conformity with information concerning the Underwriter and furnished in writing by such Underwriter to the Company expressly for use in the Registration Statement, the Prospectus or such Permitted Free Writing Prospectus, it being understood and agreed that the only such information furnished by the Underwriter consists of the information described as such in Section 8(g); each Incorporated Document, at the time such document was filed with the Commission, complied, in all material respects, with the requirements of the Exchange Act and did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(b)                                 Distributed Materials; Not an Ineligible Issuer.  Prior to the execution of this Agreement, the Company has not, directly or indirectly, offered or sold any Securities by means of any “prospectus” (within the meaning of the Act) or used any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Securities, in each case other than the Basic Prospectus and the Permitted Free Writing Prospectuses, if any; the Company has not, directly or indirectly, prepared, used or referred to any Permitted Free Writing Prospectus except in compliance with Rule 163 or with Rules 164 and 433 under the Act; assuming that such Permitted Free Writing Prospectus is so sent or given after the Registration Statement was filed with the Commission (and after such Permitted Free Writing Prospectus was, if required pursuant to Rule 433(d) under the Act, filed with the Commission), the sending or giving, by the Underwriter, of any Permitted Free Writing Prospectus will satisfy the provisions of Rule 164 and Rule 433 (without reliance on subsections (b), (c) and (d) of Rule 164); the conditions set forth in one or more of subclauses (i) through (iv), inclusive, of Rule 433(b)(1) under the Act are satisfied, and the registration statement relating to the offering of the Securities contemplated hereby, as initially filed with the Commission, includes a prospectus that, other than by reason of Rule 433 or Rule 431 under the Act, satisfies the requirements of Section 10 of the Act; neither the Company nor the Underwriter are disqualified, by reason of subsection (f) or (g) of Rule 164 under the Act, from using, in connection with the offer and sale of the Securities, “free writing prospectuses” (as defined in

Rule 405 under the Act) pursuant to Rules 164 and 433 under the Act; the Company is not an “ineligible issuer” (as defined in Rule 405 under the Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Act with respect to the offering of the Securities contemplated by the Registration Statement; the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act and is currently eligible to use Form S-3 pursuant to General Instruction I.B.1. of Form S-3.

(c)                                  Capitalization.  As of the dates indicated in the Registration Statement, the Disclosure Package and the Prospectus, the authorized, issued and outstanding shares of capital stock of the Company were as set forth in the Registration Statement, the Disclosure Package and the Prospectus.  All of the issued and outstanding shares of capital stock of the Company, including the outstanding Common Stock of the Company, are fully paid and non-assessable and have been duly and validly authorized and issued, in compliance with all applicable state, federal and foreign securities laws and not in violation of or subject to any preemptive or similar right that does or will entitle any Person (as defined below), upon the issuance or sale of any security, to acquire from the Company any Relevant Security. As used herein, the term “Relevant Security” means any shares of Common Stock of the Company or other security of the Company that is convertible into, or exercisable or exchangeable for shares of Common Stock of the Company or equity securities, or that holds the right to acquire any shares of Common Stock of the Company or equity securities of the Company or any other such Relevant Security, except for such rights as may have been fully satisfied or waived prior to the effectiveness of the Registration Statement. As used herein, the term “Person” means any foreign or domestic individual, corporation, trust, partnership, joint venture, limited liability company or other entity. Except as set forth in, or contemplated by, the Registration Statement, the Disclosure Package and the Prospectus, on the Effective Date and on the Closing Date, there will be no options, warrants, or other rights to purchase or otherwise acquire any authorized, but unissued Common Stock or any security convertible into Common Stock, or any contracts or commitments to issue or sell Common Stock or any such options, warrants, rights or convertible securities.

(d)                                 Due Incorporation.  The Company has been duly domesticated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, the Disclosure Package and the Prospectus, to execute and deliver this Agreement and to issue, sell and deliver the Securities as contemplated herein.

(e)                                  Foreign Qualifications.  The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, (i) have a material adverse effect on the business, properties, financial condition, results of operations or prospects of the Company and the Subsidiaries (as defined below) taken as a whole, (ii) prevent or materially interfere with consummation of the transactions contemplated hereby or (iii) result in the delisting of shares of Common Stock from the NASDAQ Capital Market (the occurrence of any such effect or any such prevention or interference or any such result described in the foregoing clauses (i), (ii) and (iii) being herein referred to as a “Material Adverse Effect”).

(f)                                   Subsidiaries.  The Company has no subsidiaries (as defined under the Act) other than those listed on Exhibit 21 to the Company’s Annual Report on Form 10-K for the

year ended December 31, 2009 (collectively, the “Subsidiaries”); except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, (i) the Company owns, directly or indirectly, all of the issued and outstanding capital stock of each of the Subsidiaries and (ii) the Company does not own, directly or indirectly, any shares of stock or any other equity interests or long-term debt securities of any corporation, firm, partnership, joint venture, association or other entity; complete and correct copies of the charters and the bylaws of the Company and all of the “significant subsidiaries” as set forth below and all amendments thereto have been delivered to the Underwriter, and no changes therein will be made on or after the date hereof through and including the Time of Purchase and the Additional Time of Purchase, as the case may be; each Subsidiary has been incorporated or organized and is validly existing as a corporation or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Disclosure Package and the Prospectus; each Subsidiary is qualified to do business as a foreign corporation or a limited liability company, as the case may be, and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect; except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, all of the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable, have been issued in compliance with all applicable securities laws, were not issued in violation of any preemptive right, resale right, right of first refusal or similar right and are owned by the Company subject to no security interest, other encumbrance or adverse claims; except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Subsidiaries are outstanding; the Company has no “significant subsidiary,” as that term is defined in Rule 1-02(w) of Regulation S-X under the Act, other than URI, Inc. and Hydro-Resources, Inc.

(g)                                  Authorization, Issuance.  The Company has the corporate power and authority to enter into this Agreement and to authorize, issue and sell the Securities as contemplated by this Agreement.  All corporate action required to be taken by the Company for the authorization, issuance and sale of the Securities has been duly and validly taken.  The Securities have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable and free of statutory and contractual preemptive rights, resale rights, rights of first refusal and similar rights and will be free of any restriction upon the voting or transfer thereof pursuant to the Delaware General Corporation Law or the Company’s charter or bylaws or any agreement or other instrument to which the Company is a party.

(h)                                 Description of Capital Stock.  The capital stock of the Company, including the Securities, conforms in all material respects to each description thereof, if any, contained or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus.

(i)                                     Due Authorization.  This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid, legal and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnity hereunder may be limited by federal or state securities laws and except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally, (ii) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws, and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

(j)                                    No Violation.  Neither the Company nor any of the Subsidiaries is in breach or violation of or in default under (nor has any event occurred which would constitute any event which, with notice, lapse of time or both, would result in any breach or violation of or constitute a default under or give rise to any right of termination, cancellation or acceleration under) (A) its charter or bylaws, or (B) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected, or (C) any federal, state, local or foreign law, regulation or rule, or (D) except as disclosed in the Registration Statement, any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the NASDAQ Capital Market), or (E) any decree, judgment or order applicable to it or any of its properties; except, in the cases of clause (B), (C) and (D), where such occurrence would not, individually or in the aggregate, have a Material Adverse Effect.

(k)                                 No Conflict.  The execution, delivery and performance of this Agreement, the issuance and sale of the Securities and the consummation of the transactions contemplated hereby will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which, with notice, lapse of time or both, would result in any breach or violation of or constitute a default under or give rise to any right of termination, cancellation or acceleration under) (or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of the Company or any Subsidiary pursuant to) (A) the charter or bylaws of the Company or any of the Subsidiaries, or (B) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, or (C) any federal, state, local or foreign law, regulation or rule, or (D) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the NASDAQ Capital Market), or (E) any decree, judgment or order applicable to the Company or any of the Subsidiaries or any of their respective properties; except, in the cases of clause (B), (C) and (D), where such occurrence would not, individually or in the aggregate, have a Material Adverse Effect.

(l)                                     No Consents Required.  No approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or of or with any self-regulatory organization or other non-governmental regulatory authority, or approval of the shareholders of the Company, is required in connection with the issuance and sale of the Securities or the consummation by the Company of the transactions contemplated hereby, other than (i) registration of the Securities under the Act, which has been effected, (ii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Securities are being offered by the Underwriter, (iii) the listing of the Securities on the NASDAQ Capital Market or (iv) under the Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

(m)                             No Rights.  Except as described in the Registration Statement (excluding the exhibits thereto), the Disclosure Package and the Prospectus, (i) no person has the right, contractual or otherwise, to cause the Company to issue or sell to it any shares of Common Stock or shares of any other capital stock or other equity interests of the Company, (ii) no person has any preemptive rights, resale rights, rights of first refusal or other rights to purchase any shares of Common Stock or shares of any other capital stock of or other equity interests in the Company, (iii) no person has the right to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of the Securities, and (iv) no person has the right, contractual or otherwise, to cause the Company to register under the Act any shares of Common Stock or shares of any other capital stock of, or other equity interests or securities in, the Company, or to include any such shares or interests or securities in the Registration Statement or the offering contemplated thereby.

(n)                                 Permits.  Except as disclosed in the “Environmental Considerations and Permitting” and “Legal Proceedings” sections of the Company’s Annual Report on 10-K for the fiscal year ended December 31, 2009 (the “2009 Form 10-K”), the Company and each of its Subsidiaries has all requisite corporate power and authority, and all necessary authorizations, approvals, consents, orders, licenses, certificates, registrations and permits of and from, and have made all required declarations and filings with, all governmental or regulatory bodies or any other person or entity, including, without limitation, the Nuclear Regulatory Commission (“NRC”), the Department of Energy (“DOE”) and the Occupational Safety and Health Administration (“OSHA”), the State of Texas Commission on Environmental Quality and any other governmental or regulatory body, person or entity having jurisdiction (including, without limitation, any such body, person or entity having jurisdiction over any mining or milling related activity) and any tribe or nation with respect to Indian Country (as such term is defined in the Glossary of the Company’s 2009 Form 10-K), all self-regulatory organizations and all courts and other tribunals (collectively, the “Permits”), to own, lease, license, work, develop, explore and use its assets and properties (including, without limitation, surface and mineral licenses, usage rights and water rights), as applicable, and conduct its business, all of which are valid and in full force and effect, except where the lack of such Permits, individually or in the aggregate, would not have a Material Adverse Effect. The Company and each of its Subsidiaries has fulfilled and performed in all material respects all of its obligations with respect to such Permits, including, without limitation, requirements to obtain sufficient financial assurances, pay required fees and/or taxes and otherwise maintain the validity of such Permits, and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the Company thereunder.  Except as may be required under the Securities Act and state and foreign Blue Sky laws, no other Permits are required to enter into, deliver and perform this Agreement and to issue and sell the Securities.

(o)                                 Legal Proceedings.  Except as described in the “Legal Proceedings” section of the 2009 Form 10-K, there are no actions, suits, claims, investigations or proceedings pending or, to the Company’s knowledge, threatened or contemplated to which the Company or any of the Subsidiaries or any of their respective directors or officers is or would be a party or of which any of their respective properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or before or by any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the NASDAQ Capital Market), except any such action, suit, claim, investigation or proceeding which, if resolved adversely to the Company or any Subsidiary, would not, individually or in the aggregate, have a Material Adverse Effect.

(p)                                 Independent Accountants. Hein & Associates, LLP, whose report on the consolidated financial statements of the Company and the Subsidiaries is included or incorporated by reference in the Registration Statement and the Prospectus, is an independent registered public accountant with respect to the Company as required by the Act and by the rules of the Public Company Accounting Oversight Board and to the best of our knowledge is registered as such.

(q)                                 Financial Statements.  The financial statements included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus, together with the related notes and schedules, present fairly the consolidated financial position of the Company and the Subsidiaries as of the dates indicated and the consolidated results of operations, cash flows and changes in shareholders’ equity of the Company for the periods specified have been prepared in compliance with the requirements of the Act and Exchange Act and in conformity with U.S. generally accepted accounting principles applied on a consistent basis during the periods involved; the other financial and statistical data contained or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus, are accurately and fairly presented and prepared on a basis consistent with the financial statements and books and records of the Company; there are no financial statements (historical or pro forma) that are required to be included or incorporated by reference in the Registration Statement, the Disclosure Package or the Prospectus that are not included or incorporated by reference as required; the Company and the Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not described in the Registration Statement (excluding the exhibits thereto), the Disclosure Package and the Prospectus; and all disclosures contained or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Act, to the extent applicable.

(r)                                    Absence of Material Changes.  Subsequent to the respective dates as of which information is given in the Registration Statement, the Disclosure Package and the Prospectus, in each case excluding any amendments or supplements to the foregoing made after the execution of this Agreement, there has not been (i) any event or occurrence that has resulted in a material adverse change in the business, properties, management, financial condition or results of operations of the Company and the Subsidiaries taken as a whole, (ii) any transaction which is material to the Company and the Subsidiaries taken as a whole, (iii) any obligation or liability, direct or contingent (including any off-balance sheet obligations), incurred by the Company or any Subsidiary, which is material to the Company and the Subsidiaries taken as a whole, (iv) any change in the capital stock of the Company, except for the issuance of stock pursuant to the exercise of stock options or warrants outstanding, or pursuant to the stock option plans of the Company in effect, in each case, as of the dates as of which information is given in the Registration Statement, the Disclosure Package and the Prospectus, or outstanding indebtedness of the Company or any Subsidiaries or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any Subsidiary.

(s)                                   Lock-Ups.  The Company has obtained for the benefit of the Underwriter the agreement, in the form set forth as Exhibit A hereto, of (i) each of its directors and “officers” (within the meaning of Rule 16a-1(f) under the Exchange Act) listed on Schedule III hereto and (ii) certain of its stockholders listed on Schedule III hereto (each a “Lock-Up Agreement” and collectively, the “Lock-Up Agreements”).

(t)                                    Not an Investment Company.  Neither the Company nor any Subsidiary is, and at no time during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Securities will either of them be, and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof, neither of them will be, an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(u)                                 Not a Holding Company.  Neither the Company nor any Subsidiary is and, after giving effect to the offering and sale of the Securities, neither will be a “holding company” or a “subsidiary company” of a “holding company” or an “affiliate” of a “holding company” or of a “subsidiary company,” as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

(v)                                 Good Title to Property.  The Company and each of the Subsidiaries have good and marketable title to all property (fee-owned real and personal) and record title to unpatented mining claims described in the Registration Statement, the Disclosure Package and the Prospectus, as being owned by any of them, free and clear of all liens, claims, security interests or other encumbrances, except such as are described in the Registration Statement, the Disclosure Package and the Prospectus, or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries; all the property described in the Registration Statement, the Disclosure Package and the Prospectus, as being held under lease by the Company or a Subsidiary is held thereby under valid, subsisting and enforceable leases.

(w)                               Material Contracts.  Each material contract, agreement and license listed as an exhibit to, described in or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus, to which the Company or any of its Subsidiaries is bound is legal, valid, binding, enforceable and in full force and effect against the Company or such Subsidiary, and to the knowledge of the Company, each other party thereto, except to the extent such enforceability is subject to (i) laws of general application relating to bankruptcy, insolvency, moratorium and the relief of debtors and (ii) the availability of specific performance, injunctive relief and other equitable remedies.  Neither the Company nor any of its Subsidiaries nor to the Company’s knowledge any other party is in material breach or default with respect to any such contract, agreement and license.  To the Company’s knowledge, no event has occurred which with notice or lapse of time would constitute a material breach or default, or permit termination, modification, or acceleration, under any such contract, agreement or license.  No party has repudiated any material provision of any such contract, agreement or license.

(x)                                 Intellectual Property.  The Company and the Subsidiaries own, or have obtained valid and enforceable licenses for, or other rights to use, the inventions, patent applications, patents, trademarks (both registered and unregistered), trade names, service names, copyrights, trade secrets and other proprietary information described in the Registration Statement, the Disclosure Package and the Prospectus, as being owned or licensed by them or which are necessary for the conduct of their respective businesses as currently conducted or as proposed to be conducted, except where the failure to own, license or have such rights would not, individually or in the aggregate, have a Material Adverse Effect (collectively, “Intellectual Property”); there are no third parties who have or, to the Company’s knowledge, will be able to establish, rights to any Intellectual Property, except for, and to the extent of, the ownership rights of the owners of the Intellectual Property which is licensed to the Company and the license rights of any third parties to which the Intellectual Property is licensed; to the knowledge of the Company, there is no infringement by third parties of any Intellectual Property; there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s rights in or to any Intellectual Property, except as would not, individually or in the aggregate, have a Material Adverse Effect, and the Company is unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim; there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity, enforceability or scope of any Intellectual Property, and the Company is unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim; there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company or any Subsidiary infringes or otherwise violates, any patent, trademark, trade name, service name, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim; the Company and the Subsidiaries have complied in all material respects with the terms of each agreement pursuant to which Intellectual Property has been licensed to the Company or any Subsidiary, and all such agreements are in full force and effect; to the knowledge of the Company, there is no patent or patent application that contains claims that interfere with the issued or pending claims of any of the Intellectual Property or that challenges the validity, enforceability or scope of any of the Intellectual Property; and to the knowledge of the Company, there is no prior art that may render any patent application within the Intellectual Property unpatentable that has not been disclosed to the U.S. Patent and Trademark Office.

(y)                                 Labor Matters.  Neither the Company nor any of the Subsidiaries is engaged in any unfair labor practice; except for matters which would not, individually or in the aggregate, have a Material Adverse Effect, (i) there is (A) no unfair labor practice complaint pending or, to the Company’s knowledge, threatened against the Company or any of the Subsidiaries before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or, to the Company’s knowledge, threatened, (B) no strike, labor dispute, slowdown or stoppage pending or, to the Company’s knowledge, threatened against the Company or any of the Subsidiaries and (C) no union representation dispute currently existing concerning the employees of the Company or any of the Subsidiaries, (ii) to the Company’s knowledge, no union organizing activities are currently taking place concerning the employees of the Company or any of the Subsidiaries and (iii) there has been no violation of any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws, any provision of the Worker Adjustment and Retraining Notification Act of 1988, as amended (“WARN Act”) or the WARN Act’s state, foreign or local equivalent, or any provision of the Employee Retirement Income Security Act of 1974 (“ERISA”) or the rules and regulations promulgated thereunder concerning the employees of the Company or any of the Subsidiaries; the Company and each Subsidiary is in compliance with all presently applicable provisions of ERISA, except where such non-compliance would not result in a Material Adverse Effect; no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) to which the Company or any Subsidiary contributes or which the Company or any Subsidiary maintains; the Company and each Subsidiary has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”); and each “pension plan” for which the Company or any Subsidiary would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

(z)                                  Compliance with Environmental Laws.  (a) Except as disclosed in the “Environmental Considerations and Permitting” and “Legal Proceedings” sections of the 2009 Form 10-K, (i) each of the Company and each of its Subsidiaries is and have been in compliance in all material respects with all rules, laws, ordinances and regulation relating to the use, handling, treatment, storage, transportation and disposal of toxic or hazardous substances or materials (including, without limitation, any such substance or material designated or showing characteristics of hazard or toxicity or identified as a pollutant or radioactive substance or oil of any kind) or the protection of health, welfare or the environment or natural resources (including, without limitation, all mining or health and safety laws) (“Environmental Laws”) which are applicable to its business; (ii) neither the Company nor its Subsidiaries has received any notice from any governmental authority or third party of an asserted claim, action, fine, penalty, action for injunctive relief or contribution, action for violation or matter concerning compliance or nuisance or any harm to health or the environment or for damage to natural resources or to persons or property, under Environmental Laws; (iii) each of the Company and each of its Subsidiaries has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and is in compliance with all terms and conditions of any such permit, license or approval; (iv) to the Company’s knowledge, no facts currently exist that will require the Company or any of its Subsidiaries to make future material capital expenditures to comply with Environmental Laws; (v) no property which is or has been owned, leased, used, operated or occupied by the Company or its Subsidiaries has been designated as a Superfund site pursuant to the Comprehensive Environmental Response, Compensation of Liability Act of 1980, as amended (42 U.S.C. Section 9601, et. seq.), or otherwise designated as a contaminated site under applicable state or local law; (vi) to the best of its knowledge, none of the Company or any Subsidiary has acted in any way or caused any other person or entity to act in any way or by arrangement or contract so as to be potentially responsible or liable for any material claim, action, fine, penalty, action for injunctive relief or contribution for any nuisance or harm to health or the environment or for damage to natural resources or to persons or property; and (vii) none of the Company or any Subsidiary has transported, treated or disposed of or arranged for the transportation, treatment or disposal of any hazardous or toxic substances or materials to any location which (x) is or was listed or proposed for listing on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state or local list of sites requiring investigation or remedial action under any Environmental Law, or (y) is currently or has been the subject of any remedial action or any litigation, judgment, lien or enforcement action regarding any actual or alleged release of any hazardous or toxic substance. Neither the Company nor any of its Subsidiaries has been named as a “potentially responsible party” under the CERCLA 1980. (b) Except as disclosed in the “Environmental Considerations and Permitting” section of the 2009 Form 10-K (i) there has not been, and there is not now any material or reportable emission, spill, seepage, damage, release or discharge into or upon the air, soil or improvements located thereon, surface water or ground water of any toxic or hazardous substances, pollutants, contaminants, solid waste or hazardous waste, which has given rise to or could reasonably be expected to give rise to liability under any Environmental Law, and (ii) the Company has no knowledge of any costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) that would, after taking into account existing indemnities from the DOE and after giving effect to the Privatization Act, Chapter 1, Title 3 of Public Law 104-134, and the Energy Policy Act of 1992, Public Law 102-486, individually or in the aggregate, have a Material Adverse Effect. (c) In the ordinary course of its business, the Company periodically reviews the effect of Environmental Laws on the business, operations and properties of the Company and its Subsidiaries, in the course of which the Company identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for the ability to operate and use appropriate technology or techniques, clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a Material Adverse Effect.

(aa)                          Engineering Firm. Behre Dolbear & Company (USA)  (“BDC”) is an independent private engineering firm from whose non-reserve mineralized materials report information is contained or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus, and acts as independent engineers with respect to the Company.  Other than (i) the production of reserves in the ordinary course of business, (ii) intervening price fluctuations or (iii) as described in the Disclosure Package, the Company is not aware of any facts or circumstances that would result in a material adverse change in its proved reserves in the aggregate or its non-reserve mineralized material in the aggregate.

(bb)                          Taxes.  All tax returns required to be filed by the Company or any of the Subsidiaries have been timely filed, and all taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities have been timely paid, other than those being contested in good faith and for which adequate reserves have been provided; all tax liabilities have been adequately provided for in the financial statements of the Company, and the Company does not know of any actual or proposed additional material tax assessments.

(cc)                            Insurance.  The Company and each of the Subsidiaries maintain insurance covering their respective properties, operations, personnel and businesses as the Company reasonably deems adequate; such insurance insures against such losses and risks to an extent which is adequate in accordance with customary industry practice to protect the Company and the Subsidiaries and their respective businesses; all such insurance is fully in force on the date hereof and will be fully in force at the Time of Purchase and at the Additional Time of Purchase, as the case may be; neither the Company nor any Subsidiary has reason to believe that it will not be able to renew any such insurance as and when such insurance expires.

(dd)                          Termination of Contracts.  Neither the Company nor any Subsidiary has sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in the Registration Statement, the Disclosure Package or the Prospectus, or referred to or described in, or filed as an exhibit to, the Registration Statement or any Incorporated Document, and no such termination or non-renewal has been threatened by the Company or any Subsidiary or, to the Company’s knowledge, any other party to any such contract or agreement, except for such terminations or non-renewals which would not, individually or in the aggregate, have a Material Adverse Effect.

(ee)                            Accounting Controls.  The Company and each of the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(ff)                              Disclosure Controls; Sarbanes-Oxley Act.  The Company has established and maintains and evaluates “disclosure controls and procedures” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act) and “internal control over financial reporting” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s Chief Executive Officer and its Chief Financial Officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established; the Company’s independent auditors and the Audit Committee of the Board of Directors of the Company have been advised of:  (i) all significant deficiencies, if any, in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data; and (ii) all fraud, if any, whether or not material, that involves management or other employees who have a role in the Company’s internal controls; all material weaknesses, if any, in internal controls have been identified to the Company’s independent auditors; since the date of the most recent evaluation of such disclosure controls and procedures and internal controls, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses; the principal executive officers (or their equivalents) and principal financial officers (or their equivalents) of the Company have made all certifications required by the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and any related rules and regulations promulgated by the Commission, and the statements contained in each such certification are complete and correct; the Company, the Subsidiaries and the Company’s directors and officers are each in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act and the rules and regulations of the Commission and the NASDAQ Capital Market promulgated thereunder.

(gg)                            Forward-Looking Statements.  Each “forward-looking statement” (within the meaning of Section 27A of the Act or Section 21E of the Exchange Act) contained or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus, has been made or reaffirmed with a reasonable basis and in good faith.

(hh)                          Statistical and Market-Related Data. All statistical or market-related data included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus, are based on or derived from sources that the Company reasonably believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required.

(ii)                                  Corrupt Practices.  Neither the Company nor any of the Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of the Subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder; and the Company, the Subsidiaries and, to the knowledge of the Company, its affiliates have instituted and maintain policies and procedures reasonably designed to ensure continued compliance therewith.

(jj)                                Money Laundering Laws.  The operations of the Company and the Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator or non-governmental authority involving the Company or any of the Subsidiaries with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, threatened.

(kk)                          OFAC.  Neither the Company nor any of the Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of the Subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering of the Securities contemplated hereby, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(ll)                                  Dividends.  No Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s property or assets to the Company or any other Subsidiary of the Company, except as described in the Registration Statement (excluding the exhibits thereto) and the Prospectus.

(mm)                  Preemptive Rights.  The issuance and sale of the Securities as contemplated hereby will not cause any holder of any shares of capital stock, securities convertible into or exchangeable or exercisable for capital stock or options, warrants or other rights to purchase capital stock or any other securities of the Company to have any right to acquire any shares of preferred stock of the Company.

(nn)                          NASDAQ Capital Market; Exchange Act Registration.  The Common Stock is registered pursuant to Section 12(g) of the Exchange Act, the Common Stock is listed on the NASDAQ Capital Market, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the NASDAQ Capital Market.  Except as disclosed in the Registration Statement, the Company not received any notification that the Commission or the NASDAQ Capital Market is contemplating terminating such registration or listing.

(oo)                          Brokers Fees.  Except pursuant to this Agreement, neither the Company nor any of the Subsidiaries has incurred any liability for any finder’s or broker’s fee or agent’s commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby or by the Registration Statement.

(pp)                          No Price Stabilization.  Neither the Company nor any of the Subsidiaries nor any of their respective directors, officers or, to the knowledge of the Company, any of their affiliates or controlling persons has taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(qq)                          Corporate Records.  The minute books of the Company and any of its Subsidiaries, representing all existing records of all meetings and actions of the board of directors (including, Audit, Compensation and Nominating Committees) and stockholders of the Company and any of its Subsidiaries (collectively, the “Corporate Records”) through the date of the latest meeting and action, have been made available to the Underwriter and counsel for the Underwriter.  All such Corporate Records are complete and accurately reflect, in all material respects, all transactions referred to in such Corporate Records.  There are no material transactions, agreements or other actions that have been consummated by the Company or any of the Subsidiaries that are not properly approved and/or recorded in the Corporate Records of the Company and the Subsidiaries.

(rr)                                Federal Reserve Board.  Neither the Company nor any of its Subsidiaries own any “margin securities” as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”), and none of the proceeds of the sale of the Securities will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Securities to be considered a “purpose credit” within the meanings of Regulation T, U or X of the Federal Reserve Board.

(ss)                              Rating Organization. As of the date of this Agreement there were, and as of the Time of Purchase and the Additional Time of Purchase, as the case may be, there will be, no securities of or guaranteed by the Company or any Subsidiary that are rated by a “nationally recognized statistical rating organization,” as that term is defined in Rule 436(g)(2) promulgated under the Act.

(tt)                                FINRA Affiliations.  To the Company’s knowledge, there are no affiliations or associations between (i) any member of FINRA and (ii) the Company or any of the Company’s officers, directors or 5% or greater security holders or any beneficial owner of the Company’s equity securities that were acquired in a transaction not registered under the Act at any time on or after the 180th day immediately preceding the date the Registration Statement was initially filed with the Commission, except as disclosed in the Registration Statement (excluding the exhibits thereto) and the Prospectus.

(uu)                          No Undisclosed Relationships.  No relationship, direct or indirect, exists between or among the Company on the one hand and the directors, officers, stockholders, customers or suppliers of the Company on the other hand which is required to be described in the Registration Statement, the Disclosure Package and the Prospectus which has not been so described. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any member of their respective immediate families, except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus. The Company has not, in violation of the Sarbanes Oxley Act, directly or indirectly, extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or executive officer of the Company.

(vv)                          Exchange Act Requirements. The Company has filed in a timely manner all reports required to be filed pursuant to Sections 13(a), 13(e), 14 and 15(d) of the Exchange Act during the preceding 12 months (except to the extent that Section 15(d) requires reports to be filed pursuant to Sections 13(d) and 13(g) of the Exchange Act, which shall be governed by the next clause of this sentence); and the Company has filed in a timely manner all reports required to be filed pursuant to Sections 13(d) and 13(g) of the Exchange Act since January 1, 2004, except where the failure to timely file could not reasonably be expected individually or in the aggregate to have a Material Adverse Effect.

In addition, any certificate signed by any officer of the Company or any of the Subsidiaries and delivered to the Underwriter or counsel for the Underwriter in connection with the offering of the Securities shall be deemed to be a representation and warranty by the Company, as to matters covered thereby, to the Underwriter.

4.                                      Certain Covenants of the Company.  The Company covenants and agrees with the Underwriter as follows:

(a)                                 Reporting Obligations; Exchange Act Compliance.  The Company will (i) file the Preliminary Prospectus Supplement, if any, and the Prospectus Supplement with the Commission within the time periods specified by Rule 424(b) and Rules 430A, 430B and 430C, as applicable under the Act, (ii) file any “free writing prospectus” to the extent required by Rule 433 under the Act, if applicable (“Free Writing Prospectus”), (iii) file promptly all reports required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act subsequent to the date of the Prospectus and during such period as the Prospectus would be required by law to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) (the “Prospectus Delivery Period”), and (iv) furnish copies of each Free Writing Prospectus, if any, (to the extent not previously delivered) to the Underwriter prior to 11:00 a.m. Eastern time, on the second business day next succeeding the date of this Agreement in such quantities as the Underwriter shall reasonably request.

(b)                                 Abbreviated Registration Statement.  If the Company elects to rely upon Rule 462(b) under the Act, the Company shall file a registration statement under Rule 462(b) with the Commission in compliance with Rule 462(b) by 8:00 a.m., Eastern time, on the business day next succeeding the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for such Rule 462(b) registration statement or give irrevocable instructions for the payment of such fee pursuant to the Act.

(c)                                  Amendments or Supplements.  The Company will not, during the Prospectus Delivery Period in connection with the offering contemplated by this Agreement, file any amendment or supplement to the Registration Statement or the Prospectus unless a copy thereof shall first have been submitted to the Underwriter within a reasonable period of time prior to the filing thereof and the Underwriter shall not have reasonably objected thereto in good faith.

(d)                                 Free Writing Prospectuses.  The Company will (i) not make any offer relating to the Securities that would constitute an “issuer free writing prospectus” (as defined in Rule 433) or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405 under the Act) required to be filed by the Company with the Commission under Rule 433 under the Act other than a Permitted Free Writing Prospectus; provided that the prior written consent of the Underwriter hereto shall be deemed to have been given in respect of the Permitted Free Writing Prospectus(es) included in Schedule I hereto; (ii) treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus”; (iii) comply with the requirements of Rules 164 and 433 under the Act applicable to any “issuer free writing prospectus”, including the requirements relating to timely filing with the Commission, legending and record keeping and (iv) not take any action that would result in the Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Act a free writing prospectus prepared by or on behalf of such Underwriter that such Underwriter otherwise would not have been required to file thereunder. The Company will use its commercially reasonable best efforts to satisfy the conditions in Rule 433 under the Act to avoid a requirement to file with the Commission any electronic road show.

(e)                                  Notice to Underwriter.  The Company will notify the Underwriter promptly, and will, if requested, confirm such notification in writing regarding: (i) the receipt of any comments of, or requests for additional information from, the Commission; (ii) the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to the Disclosure Package or the Prospectus, (iii) the time and date when any post-effective amendment to the Registration Statement becomes effective, but only during the Prospectus Delivery Period; (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, or any post-effective amendment thereto or any order preventing or suspending the use of any Prospectus Supplement, the Disclosure Package, the Prospectus or any Permitted Free Writing Prospectus, or the initiation of any proceedings for that purpose or the threat thereof, but only during the Prospectus Delivery Period; (v) of receipt by the Company of any notification with respect to any suspension or the approval of the Securities from any securities exchange upon which it is listed for trading or included or designated for quotation, or the initiation or threatening of any proceeding for such purpose.  The Company will use its commercially reasonable best efforts to prevent the issuance or invocation of any such stop order or suspension by the Commission and, if any such stop order or suspension is so issued or invoked, to obtain as soon as possible the withdrawal or removal thereof.

(f)                                   Filing of Amendments or Supplements. If, during the Prospectus Delivery Period, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus (or, if the Prospectus is not yet available to prospective purchasers, the Disclosure Package) in order to make the statements therein, in the light of the circumstances when the Prospectus (or, if the Prospectus is not yet available to prospective purchasers, the Disclosure Package) is delivered to an investor, not misleading, or if, in the opinion of counsel for the Underwriter, it is necessary to amend or supplement the Prospectus (or, if the Prospectus is not yet available to prospective purchasers, the Disclosure Package) to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriter, either amendments or supplements to the Prospectus (or, if the Prospectus is not yet available to prospective purchasers, the Disclosure Package) so that the statements in the Prospectus (or, if the Prospectus is not yet available to prospective purchasers, the Disclosure Package) as so amended or supplemented will not, in the light of the circumstances when the Prospectus (or, if the Prospectus is not yet available to prospective purchasers, the Disclosure Package) is delivered to an Investor, be misleading or so that the Prospectus (or, if the Prospectus is not yet available to prospective purchasers, the Disclosure Package), as amended or supplemented, will comply with law. If at any time following issuance of a Permitted Free Writing Prospectus there occurred or occurs an event or development as a result of which such Permitted Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement relating to the Securities or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company promptly will notify the Underwriter and will promptly amend or supplement, at its own expense, such Permitted Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(g)                                  Delivery of Copies.  The Company will deliver promptly to the Underwriter and its counsel such number of the following documents as the Underwriter shall reasonably request:  (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits), (ii) copies of any Prospectus Supplement or Permitted Free Writing Prospectus, (iii) during the Prospectus Delivery Period, copies of the Prospectus (or any amendments or supplements thereto); (iii) any document incorporated by reference in the Prospectus (other than any such document that is filed with the Commission electronically via EDGAR or any successor system) and (iv) all correspondence to and from, and all documents issued to and by, the Commission in connection with the registration of the Securities under the Act.

(h)                                 Earnings Statement.  As soon as practicable, but in any event not later than 15 months after the end of the Company’s current fiscal quarter, the Company will make generally available to holders of its securities and deliver to the Underwriter, an earnings statement of the Company (which need not be audited) that will satisfy the provisions of Section 11(a) and Rule 158 of the Securities Act.

(i)                                     Use of Proceeds.  The Company will apply the net proceeds from the sale of the Securities in the manner set forth in the Registration Statement, Disclosure Package and the Prospectus under the heading “Use of Proceeds”.

(j)                                    Public Communications.  Prior to the Closing Date and the closing of the Additional Securities, if any, the Company will not issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company, its condition, financial or otherwise, or the earnings, business, operations or prospects of any of them, or the offering of the Securities, without the prior written consent of the Underwriter, which consent shall not be unreasonably withheld, unless in the reasonable judgment of the Company and its counsel, and after notification to the Underwriter, such press release or communication is required by law, in which case the Company shall use its commercially reasonable best efforts to allow the Underwriter reasonable time to comment on such release or other communication in advance of such issuance.

(k)                                 Lock-Up Period.  Except as disclosed in the Disclosure Package, for a period of 90 days after the date hereof (the “Lock-Up Period”), the Company will not directly or indirectly, (1) offer to sell, hypothecate, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase (to the extent such option or contract to purchase is exercisable within one year from the Closing Date), purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, with respect to, any shares of Common Stock, or any securities convertible into or exercisable or exchangeable for shares of Common Stock; (2) file or cause to become effective a registration statement under the Securities Act relating to the offer and sale of any shares of Common Stock or securities convertible into or exercisable or exchangeable for shares of Common Stock or (3) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clauses (1), (2) or (3) above is to be settled by delivery of shares of Common Stock or such other securities, in cash or otherwise, without the prior written consent of the Underwriter (which consent may be withheld in its sole discretion), other than (i) the Securities to be sold hereunder, (ii) the issuance of employee stock options or shares of restricted stock pursuant to equity compensation plans described in the Registration Statement (excluding the exhibits thereto) and the Disclosure Package and the Prospectus, (iii) issuances of shares of Common Stock upon the exercise of options or warrants disclosed as outstanding in the Registration Statement (excluding the exhibits thereto) and the Disclosure Package and the Prospectus or upon the conversion or exchange of convertible or exchangeable securities outstanding as of the date of this Agreement; (iv) the issuance by the Company of any shares of Common Stock or securities convertible or exchangeable into shares of Common Stock as consideration for mergers, acquisitions, other business combinations, or strategic alliances, occurring after the date of this Agreement; provided that each recipient of shares pursuant to this clause (iv) agrees that all such shares remain subject to restrictions substantially similar to those contained in this subsection 4(k); or (v) the purchase or sale of the Company’s securities pursuant to a plan, contract or instruction that satisfies all of the requirements of Rule 10b5-1(c)(1)(i)(B) that was in effect prior to the date hereof.  Notwithstanding the foregoing, for the purpose of allowing the Underwriter to comply with FINRA Rule 2711(f)(4), if (1) during the last 17 days of the Lock-Up Period, the Company releases earnings results or publicly announces other material news or a material event relating to the Company occurs or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16 day period beginning on the last day of the Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the 18 day period beginning on the date of release of the earnings results or the public announcement regarding the material news or the occurrence of the material event, as applicable, unless the Underwriter waives, in writing, such extension.  The Underwriter agrees to waive such extension if the provisions of FINRA Rule 2711(f)(4) are not applicable to the Offering. The Company agrees not to accelerate the vesting of any option or warrant or the lapse of any repurchase right prior to the expiration of the Lock-Up Period.

(l)                                     Stabilization.          The Company will not take directly or indirectly any action designed, or that might reasonably be expected to cause or result in, or that will constitute, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities.

(m)                             Transfer Agent.  The Company shall engage and maintain, at its expense, a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Securities.

(n)                                 Investment Company Act.  The Company shall not invest, or otherwise use the proceeds received by the Company from its sale of Securities in such a manner as would require the Company to register as an investment company under the Investment Company Act.

(o)                                 Sarbanes-Oxley Act.  The Company will comply with all effective applicable provisions of the Sarbanes Oxley Act.

(p)                                 Periodic Reports.  The Company will file with the Commission such periodic and special reports as required by the Act.

(q)                                 NASDAQ Capital Market.  The Company will use its commercially reasonable best efforts to obtain approval for, and maintain the listing of the Securities on the NASDAQ Capital Market for so long as the Common Stock is listed thereon.

(r)                                    Stale Registration Statement.  If the third anniversary of the initial effective date of the Registration Statement (within the meaning of Rule 415(a)(5) under the Act) shall occur at any time during the period when a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Securities, to file with the Commission, prior to such third anniversary, a new registration statement under the Act relating to the Securities, which new registration statement shall comply with the requirements of the Act (including, without limitation, Rule 415(a)(6) under the Act) and shall be in a form satisfactory to the Underwriter; the Company shall use its best efforts to cause such new registration statement to become effective under the Act as soon as practicable, but in any event within 180 days after such third anniversary and promptly notify the Underwriter of such effectiveness; the Company shall take all other action necessary or appropriate to permit the public offering and sale of the Securities to continue as contemplated in the Prospectus; all references herein to the Registration Statement shall be deemed to include each such new registration statement, if any.

(s)                      Expenses.  To pay all costs, expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, each Basic Prospectus, the Prospectus Supplement, the Prospectus, each Permitted Free Writing Prospectus and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriter and to dealers (including costs of mailing and shipment), (ii) the registration, issue, sale and delivery of the Securities including any stock or transfer taxes and stamp or similar duties payable upon the sale, issuance or delivery of the Securities to the Underwriter, (iii) the preparation of this Agreement, any agreement among underwriters, any dealer agreements, any powers of attorney and any closing documents (including compilations thereof) and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriter and (except closing documents) to dealers (including costs of mailing and shipment), (iv) the qualification of the Securities for offering and sale under state or foreign laws and the determination of their eligibility for investment under state or foreign law (including the legal fees and filing fees and other disbursements of counsel for the Underwriter) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriter and to dealers, (v) any listing of the Securities on any securities exchange or qualification of the Securities for listing on the NASDAQ Capital Market, (vi) any filing for review of the public offering of the Securities by FINRA, including the legal fees and filing fees and other disbursements of counsel to the Underwriter relating to FINRA matters, (vii) the fees and disbursements of any transfer agent or registrar for the Securities, (viii) the costs and expenses of the Company relating to presentations or meetings undertaken in connection with the marketing of the offering and sale of the Securities to prospective investors and the Underwriter’s sales forces, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel, lodging and other expenses incurred by the officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, (ix) the out-of-pocket expenses of the Underwriter, including the fees and other disbursements of counsel to the Underwriter in an amount (net of any advance previously paid to the Underwriter) not to exceed $30,000 in the aggregate and (x) the performance of the Company’s other obligations hereunder.  In no event shall the compensation payable to the Underwriter or any other member of FINRA (including any expense reimbursement) exceed 7% of the gross proceeds from the sale of the Securities as contemplated hereunder.

5.                                       Reimbursement of the Underwriter’s Expenses.  If the Securities are not delivered for any reason other than the default of the Underwriter in its obligations hereunder, the Company shall, in addition to paying the amounts described in Section 4(s) hereof, reimburse the Underwriter for all of its out-of-pocket expenses, including the fees and disbursements of its counsel.

6.                                       Conditions of the Underwriter’s Obligations.  The obligations of the Underwriter hereunder are subject to the accuracy of the representations and warranties on the part of the Company on the date hereof, at the Time of Purchase and at the Additional Time of Purchase, as the case may be, the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

(a)                                  Company Counsel Legal Opinion.  The Company shall furnish to the Underwriter at the Time of Purchase and at the Additional Time of Purchase, as the case may be, an opinion of Baker & Hostetler LLP, counsel for the Company, addressed to the Underwriter, and dated the Time of Purchase and the Additional Time of Purchase, as the case may be, in form and substance satisfactory to the Underwriter, as to the matters set forth in Exhibit B hereto.

(b)                                 Comfort Letter.  The Underwriter shall have received from Hein & Associates, LLP letters dated, respectively, the date of the Prospectus Supplement, the Time of Purchase and the Additional Time of Purchase, as the case may be, and addressed to the Underwriter in the forms satisfactory to the Underwriter, which letters shall cover, without limitation, the various financial disclosures contained in the Registration Statement, the Disclosure Package and the Prospectus.

(c)                                  Engineer’s Comfort Letter.  The Underwriter shall have received from BDC a letter dated the Time of Purchase and the Additional Time of Purchase, as the case may be, and addressed to the Underwriter, (i) confirming (A) that they are an independent engineering firm, and (B), as of such date, their estimates contained in their non-reserve mineralized material report, as of its date, with respect to the estimated quantities of the Company’s non-reserve mineralized materials as set forth in the General Disclosure Package and the Prospectus, (ii) authorizing the Underwriter to rely on such report as if it had been addressed to the Underwriter and (iii) addressing such other related matters as the Underwriter shall reasonably request.

(d)                                 Underwriter Counsel Legal Opinion.  The Underwriter shall have received at the Time of Purchase and at the Additional Time of Purchase, as the case may be, a favorable opinion of Lowenstein Sandler PC, counsel for the Underwriter, dated the Time of Purchase and the Additional Time of Purchase, as the case may be, in form and substance reasonably satisfactory to the Underwriter.

(e)                                  Objection of Underwriter.  No Prospectus or amendment or supplement to the Registration Statement or the Prospectus shall have been filed to which the Underwriter shall have objected in writing.

(f)                                    Filings with the Commission.  The Prospectus Supplement shall have been filed with the Commission pursuant to Rule 424(b) under the Act at or before 5:30 P.M., New York time, on the second full business day after the date of this Agreement (or such earlier time as may be required under the Act).

(g)                                 No Stop Orders.  Prior to and at the Time of Purchase and at the Additional Time of Purchase, as the case may be, (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act; (ii) the Registration Statement and all amendments thereto shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) neither the Prospectus nor amendment or supplement thereto shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; (iv) no Disclosure Package, and no amendment or supplement thereto, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; and (v) none of the Permitted Free Writing Prospectuses, if any, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

(h)                                 No Material Adverse Change.  (i)  Prior to the Closing or the closing of the Additional Securities, as applicable, there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company from that set forth in the Disclosure Package and the Prospectus that, in the Underwriter’s judgment, is material and adverse and that makes it, in the Underwriter’s judgment, impracticable to market the Securities on the terms and in the manner contemplated in the Disclosure Package.

(ii)  There shall not have occurred any of the following:  (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange, the NYSE Amex or NASDAQ Capital Market or the establishing on such exchanges by the SEC or by such exchanges of minimum or maximum prices that are not in force and effect on the date hereof; (ii) a suspension or material limitation in trading in the Company’s securities on the NASDAQ Capital Market or the establishing on such market by the SEC or by such market of minimum or maximum prices that are not in force and effect on the date hereof; (iii) a general moratorium on commercial banking activities declared by either federal or any state authorities; (iv) the outbreak or material escalation of hostilities or acts of terrorism involving the United States or the declaration by the United States of a national emergency or war, which in your reasonable judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities in the manner contemplated in the Prospectus; or (v) any calamity or crisis, change in national, international or world affairs, act of God, change in the international or domestic markets, or change in the existing financial, political or economic conditions in the United States or elsewhere, that in your reasonable judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Firm Securities or the Additional Securities, as applicable, in the manner contemplated in each of the Disclosure Package and the Prospectus.

(i)                                     Officers’ Certificate.  The Company shall have, at the Time of Purchase and at the Additional Time of Purchase, as the case may be, delivered to the Underwriter a certificate of its Chief Executive Officer and its Chief Financial Officer, dated the Time of Purchase and the Additional Time of Purchase, as the case may be, in the form attached as Exhibit C hereto.

(j)                                     Secretary’s Certificate.  The Company shall have, at the Time of Purchase and at the Additional Time of Purchase, as the case may be, delivered to the Underwriter a certificate of its Secretary, dated the Time of Purchase and the Additional Time of Purchase, as the case may be, in the form attached as Exhibit D hereto.

(k)                                  Lock-Up.  The Underwriter shall have received each of the signed Lock-Up Agreements referred to in Section 3(t) hereof, and each such Lock-Up Agreement shall be in full force and effect at the Time of Purchase and at the Additional Time of Purchase, as the case may be.

(l)                                     Company Corporate Documents.  The Company shall have, at the Time of Purchase and at the Additional Time of Purchase, as the case may be, delivered to the Underwriter a certificate evidencing the incorporation and good standing of the Company in the state of Delaware issued by the Secretary of State of the state of Delaware, dated as of a date within five calendar days of the Time of Purchase and Additional Time of Purchase, as the case may be.

(m)                               Subsidiary Corporate Documents.  The Company shall have, at the Time of Purchase and at the Additional Time of Purchase, as the case may be, delivered to the Underwriter a certificate evidencing the incorporation or formation, as the case may be, and good standing of each of its Subsidiaries in their respective state of incorporation or formation (or comparable authority), as the case may be, issued by the Secretary of State of such state of incorporation or formation, as the case may be, dated as of a date within five calendar days of the Time of Purchase and Additional Time of Purchase, as the case may be.

(n)                                 Foreign Qualifications.  The Company shall have, at the Time of Purchase and at the Additional Time of Purchase, as the case may be, delivered to the Underwriter a certificate evidencing the Company’s qualification as a foreign corporation in good standing issued by the Secretary of State (or comparable office) of each jurisdiction in which the Company conducts business and is required to so qualify, dated as of a date within five calendar days of the Time of Purchase and Additional Time of Purchase, as the case may be.

(o)                                 Certified Charter.  The Company shall have delivered to the Underwriter at the Time of Purchase and at the Additional Time of Purchase, as the case may be, a certified copy of the Certificate of Incorporation of the Company as certified by the Secretary of State of the state of Delaware within five calendar days of the Time of Purchase and Additional Time of Purchase, as the case may be.

(p)                                 Additional Documents.  The Company shall have furnished to the Underwriter such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus as of the Time of Purchase and the Additional Time of Purchase, as the case may be, as the Underwriter may reasonably request.

(q)                                 NASDAQ Capital Market Listing.  The Securities shall have been approved for listing on the NASDAQ Capital Market, subject only to official notice of issuance at or prior to the Time of Purchase.

(r)                                    No FINRA Objection.  FINRA shall not have raised any objection with respect to the fairness or reasonableness of the underwriting, or other arrangements of the transactions, contemplated hereby.

(s)                                  Other Filings with the Commission.  The Company shall have prepared and filed with the Commission a Current Report on Form 8-K with respect to the transactions contemplated hereby, including as an exhibit thereto this Agreement and any other documents relating thereto.

7.                                       Effective Date of Agreement; Termination.  This Agreement shall become effective when the parties hereto have executed and delivered this Agreement.

The obligations of the Underwriter hereunder shall be subject to termination in the absolute discretion of the Underwriter, if (1) since the time of execution of this Agreement or the earlier respective dates as of which information is given in the Registration Statement, the Disclosure Package and the Prospectus, there has been any change or any development involving a prospective change in the business, properties, management, financial condition or results of operations of the Company and the Subsidiaries taken as a whole, the effect of which change or development is, in the sole judgment of the Underwriter, so material and adverse as to make it impractical or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Registration Statement, the Disclosure Package and the Prospectus, or (2) since the time of execution of this Agreement, there shall have occurred:  (A) a suspension or material limitation in trading in securities generally on the New York Stock Exchange, the NASDAQ Capital Market or the NYSE Amex; (B) a suspension or material limitation in trading in the Company’s securities on the NASDAQ Capital Market; (C) a general moratorium on commercial banking activities declared by either federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (D) an outbreak or escalation of hostilities or acts of terrorism involving the United States or a declaration by the United States of a national emergency or war; or (E) any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (D) or (E), in the sole judgment of the Underwriter, makes it impractical or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Registration Statement, the Disclosure Package and the Prospectus.

If the Underwriter elects to terminate this Agreement as provided in this Section 7, the Company shall be notified promptly in writing.

If the sale to the Underwriter of the Securities, as contemplated by this Agreement, is not carried out by the Underwriter for any reason permitted under this Agreement, or if such sale is not carried out because the Company shall be unable to comply with any of the terms of this Agreement, the Company shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 4(s), 5 and 8 hereof), and the Underwriter shall be under no obligation or liability to the Company under this Agreement (except to the extent provided in Section 8 hereof).

8.                                       Indemnity and Contribution.

(a)                                  The Company agrees to indemnify, defend and hold harmless the Underwriter, its partners, directors and officers, any person who controls the Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, such Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by such Underwriter to the Company expressly for use in (it being understood and agreed that the only such information furnished by the Underwriter consists of the information described as such in Section 8(g)), the Registration Statement or arises out of or is based upon any omission or alleged omission to state a material fact in the Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading or (ii) any untrue statement or alleged untrue statement of a material fact included in any Prospectus (the term Prospectus for the purpose of this Section 8 being deemed to include any Basic Prospectus, the Prospectus Supplement, the Prospectus and any amendments or supplements to the foregoing), in any Permitted Free Writing Prospectus, in any “issuer information” (as defined in Rule 433 under the Act) of the Company or in any Prospectus together with any combination of one or more of the Permitted Free Writing Prospectuses, if any, or arises out of or is based upon any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except, with respect to such Prospectus or Permitted Free Writing Prospectus, insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by such Underwriter to the Company expressly for use in (it being understood and agreed that the only such information furnished by the Underwriter consists of the information described as such in Section 8(g)), such Prospectus or Permitted Free Writing Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in such Prospectus or Permitted Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading.

(b)                                 The Underwriter agrees to indemnify, defend and hold harmless the Company, its directors and officers, and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by such Underwriter to the Company expressly for use in (it being understood and agreed that the only such information furnished by the Underwriter consists of the information described as such in Section 8(g)), the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact in such Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by such Underwriter to the Company expressly for use in (it being understood and agreed that the only such information furnished by the Underwriter consists of the information described as such in Section 8(g)), a Prospectus or a Permitted Free Writing Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in such Prospectus or Permitted Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading.

(c)                                  If any action, suit or proceeding (each, a “Proceeding”) is brought against a person (an “indemnified party”) in respect of which indemnity may be sought against the Company or the Underwriter (as applicable, the “indemnifying party”) pursuant to subsection (a) or (b), respectively, of this Section 8, such indemnified party shall promptly notify such indemnifying party in writing of the institution of such Proceeding and such indemnifying party shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify such indemnifying party shall not relieve such indemnifying party from any liability which such indemnifying party may have to any indemnified party or otherwise.  The indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such Proceeding or the indemnifying party shall not have, within a reasonable period of time in light of the circumstances, employed counsel to defend such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to such indemnifying party (in which case such indemnifying party shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by such indemnifying party and paid as incurred (it being understood, however, that such indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding).  The indemnifying party shall not be liable for any settlement of any Proceeding effected without its written consent, such consent not to be unreasonably withheld, but, if settled with its written consent, such indemnifying party agrees to indemnify and hold harmless the indemnified party or parties from and against any loss or liability by reason of such settlement.  Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this Section 8(c), then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have fully reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days’ prior notice of its intention to settle.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault or culpability or a failure to act by or on behalf of such indemnified party.

(d)                                 If the indemnification provided for in this Section 8 is unavailable to an indemnified party under subsections (a) and (b) of this Section 8 or insufficient to hold an indemnified party harmless in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriter on the other hand from the offering of the

Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriter on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations.  The relative benefits received by the Company on the one hand and the Underwriter on the other shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company, and the total underwriting discounts and commissions received by the Underwriter, bear to the aggregate public offering price of the Securities.  The relative fault of the Company on the one hand and of the Underwriter on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by the Underwriter (it being understood and agreed that the only such information supplied by the Underwriter consists of the information described as such in Section 8(g)) and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this Section 8(d) shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.

(e)                                  The Company and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (d) above.  Notwithstanding the provisions of this Section 8, the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damage which such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(f)                                    The indemnity and contribution agreements contained in this Section 8 and the covenants, warranties and representations of the Company contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the Underwriter, its partners, directors or officers or any person (including each partner, director or officer of such person) who controls the Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of the Company, its directors or officers or any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Securities.  The Company and the Underwriter agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Company, against any of the Company’s officers or directors in connection with the issuance and sale of the Securities, or in connection with the Registration Statement, any Basic Prospectus, the Prospectus or any Permitted Free Writing Prospectus.

(g)                                 The Underwriter confirms and the Company acknowledges that the statements with respect to the public offering of the Securities by the Underwriter set forth in the first paragraph under the subheading “Commissions and Expenses” and in the subheading

“Stabilization, Short Positions and Penalty Bids,” each under the heading “Underwriting” in the Prospectus, constitute the only information concerning the Underwriter and furnished in writing or otherwise supplied by such Underwriter to the Company expressly for use in the Registration Statement, the Prospectus or such Permitted Free Writing Prospectus.

9.                                       Notices.  Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram or facsimile and, if to the Underwriter, shall be sufficient in all respects if delivered or sent to Roth Capital Partners, LLC, 24 Corporate Plaza Drive,  Newport Beach, California, Attention: John Dalfonsi (fax no.:310-445-5864), with a copy (for informational purposes only) to Lowenstein Sandler PC, 65 Livingston Avenue, Roseland, New Jersey 07068, Attention: John D. Hogoboom, Esq. (fax: 973-597-2383); and if to the Company, shall be sufficient in all respects if delivered or sent to Uranium Resources, Inc., 405 State Highway Bypass 121, Building A, Suite 110, Lewisville, Texas 75067, Attention:  Chief Financial Officer (fax: 972-219-3311), with a copy (for informational purposes only) to Baker & Hostetler LLP, 303 East 17th Avenue, Suite 1100, Denver, Colorado 80203, Attention:  Alfred C. Chidester, Esq. (fax: 303-861-7805).

10.                                 Governing Law; Construction.  This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement (“Claim”), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York.  The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

11.                                 Submission to Jurisdiction.  Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company and the Underwriter consent to the jurisdiction of such courts and personal service with respect thereto.  The Company hereby consents to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against the Underwriter or any indemnified party.  The Underwriter and the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its shareholders and affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement.  The Company agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company and may be enforced in any other courts to the jurisdiction of which the Company or is or may be subject, by suit upon such judgment.

12.                                 Parties at Interest.  The Agreement herein set forth has been and is made solely for the benefit of the Underwriter and the Company and to the extent provided in Section 8 hereof the controlling persons, partners, directors and officers referred to in such Section 8, and their respective successors, assigns, heirs, personal representatives and executors and administrators.  No other person, partnership, association or corporation (including a purchaser, as such purchaser, from the Underwriter) shall acquire or have any right under or by virtue of this Agreement.

13.                                 No Fiduciary Relationship.  The Company hereby acknowledges that the Underwriter is acting solely as underwriter in connection with the purchase and sale of the Company’s securities.  The Company further acknowledges that the Underwriter is acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis, and in no event do the parties intend that the Underwriter act or be responsible as a fiduciary to the Company, its management, shareholders or creditors or any other person in connection with any activity that the Underwriter may undertake or have undertaken in furtherance of the purchase and sale of the Company’s securities, either before or after the date hereof.  The Underwriter hereby expressly disclaims any fiduciary or similar obligations to the Company, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company hereby confirms its understanding and agreement to that effect.  The Company and the Underwriter agree that they are each responsible for making their own independent judgments with respect to any such transactions and that any opinions or views expressed by the Underwriter to the Company regarding such transactions, including, but not limited to, any opinions or views with respect to the price or market for the Company’s securities, do not constitute advice or recommendations to the Company.  The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriter with respect to any breach or alleged breach of any fiduciary or similar duty to the Company in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.

14.                                 Counterparts.  This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.  Delivery of a signed counterpart of this Agreement by facsimile or e-mail/.pdf transmission shall constitute valid and sufficient delivery thereof, and any counterpart so delivered shall be binding and valid as if an original.

15.                                 Successors and Assigns.  This Agreement shall be binding upon the Underwriter and the Company and their successors and assigns and any successor or assign of any substantial portion of the Company’s and any of the Underwriter’s respective businesses and/or assets.

If the foregoing correctly sets forth the understanding among the Company and the Underwriter, please so indicate in the space provided below for that purpose, whereupon this Agreement and the Underwriter’s acceptance shall constitute a binding agreement among the Company and the Underwriter.

Very truly yours,

URANIUM RESOURCES, INC.

		By:	/s/ Donald C. Ewigleben
Name: Donald C. Ewigleben
Title: President and CEO

Accepted and agreed to as of the
date first above written

ROTH CAPITAL PARTNERS, LLC

By:	/s/ Aaron M. Gurewitz
Name: Aaron M. Gurewitz
Title: Head of Equity Capital Markets

[SIGNATURE PAGE TO URANIUM RESOURCES INC. UNDERWRITING AGREEMENT]

SCHEDULE I

PERMITTED FREE WRITING PROSPECTUSES

None.

SCHEDULE II

PRICING INFORMATION

Number of Securities:  7,150,000

Public Offering Price Per Share: $1.16

Underwriting Discount Per Share:  $0.058.  The Securities may be offered to certain dealers selected by the Underwriter at a price that represents a concession not in excess of $0.029 per share under the Public Offering Price Per Share.

Proceeds to Company (before expenses):  $7,879,300

SCHEDULE III

LIST OF OFFICERS, DIRECTORS AND STOCKHOLDERS

EXECUTING LOCK-UP AGREEMENTS

Paul K. Willmott

Donald C. Ewigleben

Leland O. Erdahl

Terence J. Cryan

Marvin K. Kaiser

Richard A. Van Horn

Thomas H. Ehrlich

Mark S. Pelizza

Matthew F. Lueras

EXHIBIT A

FORM OF LOCK-UP AGREEMENT

October 29, 2010

Roth Capital Partners, LLC

24 Corporate Plaza Drive

Newport Beach, CA 92660

Ladies and Gentlemen:

This Lock-Up Agreement is being delivered to you in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”) to be entered into by Uranium Resources, Inc., a Delaware corporation (the “Company”), and Roth Capital Partners, LLC (the “Underwriter”), with respect to the public offering (the “Offering”) of common stock, $0.001 par value, of the Company (the “Common Stock”).

In order to induce you to enter into the Underwriting Agreement, the undersigned agrees that, for a period (the “Lock-Up Period”) beginning on the date hereof and ending on, and including, the date that is 60 days after the date of the final prospectus supplement relating to the Offering, the undersigned will not, without the prior written consent of the Underwriter, (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or file (or participate in the filing of) a registration statement with the Securities and Exchange Commission (the “Commission”) in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder (the “Exchange Act”) with respect to, any Common Stock or any other securities of the Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock or any other securities of the Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (iii) publicly announce an intention to effect any transaction specified in clause (i) or (ii).

The foregoing paragraph shall not apply to (a) the registration of the offer and sale of Common Stock as contemplated by the Underwriting Agreement and the sale of the Common Stock to the Underwriter (as defined in the Underwriting Agreement) in the Offering, (b) bona fide gifts, provided the recipient thereof agrees in writing with the Underwriter to be bound by the terms of this Lock-Up Agreement, (c) dispositions to any trust for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned, provided that such trust agrees in writing with the Underwriter to be bound by the terms of this Lock-Up Agreement, (d) transfers of Common Stock or securities convertible into Common Stock on death by will or intestacy, (e) sales or transfers of Common Stock solely in connection with the “cashless” exercise of Company stock options outstanding on the date hereof for the purpose of exercising such stock options (provided that any remaining Common Stock received upon such exercise will be subject to the restrictions provided for in this Lock-Up Agreement) or (f) sales or transfers of Common Stock or securities convertible into Common Stock pursuant to a sales plan entered into prior to the date hereof pursuant to Rule 10b5-1 under the Exchange Act, a copy of which has been provided to the Underwriter.  In addition, the restrictions sets forth herein shall not prevent the undersigned from entering into a sales plan pursuant to Rule 10b5-1 under the Exchange Act after the date hereof, provided that (i) a copy of such plan is provided to the Underwriter promptly upon entering into the same and (ii) no sales or transfers may be made under such plan until the Lock-Up Period ends or this Lock-Up Agreement is terminated in accordance with its terms.  For purposes of this paragraph, “immediate family” shall mean the undersigned and the spouse, any lineal descendent, father, mother, brother or sister of the undersigned.

In addition, the undersigned hereby waives any rights the undersigned may have to require registration of Common Stock in connection with the filing of a registration statement relating to the Offering.  The undersigned further agrees that, for the Lock-Up Period, the undersigned will not, without the prior written consent of the Underwriter, make any demand for, or exercise any right with respect to, the registration of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock or any such securities.

Notwithstanding the above, if (a) during the period that begins on the date that is fifteen (15) calendar days plus three (3) business days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (b) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this Lock-Up Agreement shall continue to apply until the expiration of the date that is fifteen (15) calendar days plus three (3) business days after the date on which the issuance of the earnings release or the material news or material event occurs; provided, however, that this paragraph shall not apply if (i) the safe harbor provided by Rule 139 under the Act is available in the manner contemplated by Rule 2711(f)(4) of the Financial Industry Regulatory Authority, Inc. (“FINRA”) and (ii) within the 3 business days preceding the 15th calendar day before the last day of the Lock-Up Period, the Company delivers (in accordance with Section 9 of the Underwriting Agreement) to the Underwriter a certificate, signed by the Chief Financial Officer or Chief Executive Officer of the Company, certifying on behalf of the Company that the Company’s shares of Common Stock are “actively traded securities,” within the meaning of Rule 2711(f)(4) of the NASD.

The undersigned hereby confirms that the undersigned has not, directly or indirectly, taken, and hereby covenants that the undersigned will not, directly or indirectly, take, any action designed, or which has constituted or will constitute or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of shares of Common Stock.

If (i) the Company notifies you in writing that it does not intend to proceed with the Offering, (ii) the registration statement filed with the Commission with respect to the Offering is withdrawn, (iii) if the closing of the Offering does not occur prior to ninety (90) days from the date of this Lock-Up Agreement or (iv) for any reason the Underwriting Agreement shall be terminated prior to the Time of Purchase (as defined in the Underwriting Agreement), this Lock-Up Agreement shall be terminated and the undersigned shall be released from its obligations hereunder.

Yours very truly,

Name:
Title:

EXHIBIT B

FORM OF OPINION OF BAKER & HOSTETLER LLP

As used herein, (A) “Disclosure Package” means the Basic Prospectus, together with any Permitted Free Writing Prospectuses and the Pricing Information, (B) “Applicable Time” means 8:45 a.m., New York time, on October 29, 2010 and (C) “Pricing Information” means the information set forth on Schedule II to the Underwriting Agreement.  Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement.

1.                                        The Company is a corporation validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectuses, to execute and deliver the Underwriting Agreement and to perform its obligations thereunder, including, without limitation, to issue, sell and deliver the Securities as contemplated by the Underwriting Agreement.

2.                                        The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect.

3.                                        The Company has an authorized and outstanding capitalization as set forth in the Registration Statement and the Prospectus (and any similar sections or information, if any, contained in any Permitted Free Writing Prospectus); all of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable and are free of statutory preemptive rights, and, to our knowledge, contractual preemptive rights, resale rights, rights of first refusal and similar rights.  The Securities have been duly authorized and when issued and delivered in accordance with the Underwriting Agreement against payment of the consideration therefor specified in the Underwriting Agreement, will be validly issued, fully paid and non-assessable.

4.                                        The Securities are duly listed, and admitted and authorized for trading, on the NASDAQ Capital Market.

5.                                        The capital stock of the Company, including the Securities, conforms in all material respects to the description thereof, if any, contained in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectuses.

6.                                        Each of the Subsidiaries has been duly incorporated or organized and is validly existing as a corporation or other entity in good standing under the laws of the jurisdiction of incorporation or formation, with full corporate, limited liability company or partnership power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectuses.

7.                                        Each of the Subsidiaries is duly qualified to do business as a foreign corporation or other entity and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect.

8.                                        No approval by the stockholders of the Company is required in connection with the issuance and sale of the Securities or with the consummation by the Company of the transactions contemplated by the Underwriting Agreement.

9.                                        The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

10.                                  The Registration Statement and the Prospectus (except as to the financial statements and schedules, and other financial and statistical data derived therefrom, contained in the Registration Statement and the Prospectus, as to which we express no opinion) comply as to form in all material respects with the requirements of the Act (including, in the case of the Prospectus, Section 10(a) of the Act); the conditions to the use of Form S-3 in connection with the offering and sale of the Securities as contemplated by the Underwriting Agreement have been satisfied; the Registration Statement meets, and the offering and sale of the Securities as contemplated by the Underwriting Agreement complies with, the requirements of Rule 415 under the Act; and each Incorporated Document, at the time such document was filed with the Commission or at the time such document became effective, as applicable, complied as to form in all material respects with the requirements of the Exchange Act (except as to the financial statements and schedules, and other financial and statistical data derived therefrom, contained in such document, as to which we express no opinion).

11.                                  To our knowledge, the Company is not an “ineligible issuer” (as defined in Rule 405 under the Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Act with respect to the offering of the Securities contemplated by the Registration Statement.

12.                                  The Registration Statement has become effective under the Act and, to our knowledge, no stop order proceedings with respect thereto are pending or threatened under the Act, and any required filing of the Prospectus and any supplement thereto pursuant to Rule 424 or Rule 430B under the Act has been made in the manner and within the time period required by such Rule 424 and in compliance with Rule 430B under the Act.

13.                                  No approval, authorization, consent or order under any federal law, the laws of the State of New York or under the laws of the State of Delaware or approval, authorization, consent of or filing with any U.S. Federal, New York or Delaware governmental or regulatory commission, board, body, authority or agency is required in connection with the issuance and sale of the Securities or with the consummation by the Company of the transactions contemplated by the Underwriting Agreement (except that we express no opinion as to any necessary qualification under the state securities or blue sky laws of the various jurisdictions in which the Securities are being offered by the Underwriter and we express no opinion with respect to the Conduct Rules of FINRA).

14.                                  The execution, delivery and performance of the Underwriting Agreement by the Company, the issuance and sale of the Securities, and the consummation of the transactions contemplated by the Underwriting Agreement do not and will not result in any breach or violation of or constitute a default under, nor constitute any event which, with notice, lapse of time, or both, would result in any breach or violation of, or constitute a default under, or give rise to any right of termination, cancellation or acceleration under, or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of the Company or any Subsidiary pursuant to (i) the charter or bylaws of the Company or any of the Subsidiaries, or (ii)  any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument, which is filed as an exhibit to the Registration Statement or any Incorporated Document, except that we express no opinion with respect to the compliance with financial covenants or tests, or (iii) federal laws, the laws of the State of New York or the laws of the State of Delaware, or (iv) any decree, judgment or order applicable to the Company or any of the Subsidiaries or any of their respective properties, which decree, judgment or order is known to us.

15.                                  To our knowledge, there are no contracts, licenses, agreements, leases or documents of a character which are required to be described in the Registration Statement and the Prospectus or to be filed as an exhibit to the Registration Statement or any Incorporated Document which have not been so described or filed as required.

16.                                  Neither the Company nor any Subsidiary is and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus Supplement, neither will be, an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act.

17.                                  No person, pursuant to the terms of any contract, agreement or other instrument described in or filed as an exhibit to the Registration Statement or any Incorporated Document or otherwise known to us, has (i) the right to cause the Company to register under the Act any shares of Common Stock or shares of any other capital stock or other equity interest in the Company or to include any such shares or interest in the Registration Statement or the offering contemplated thereby or (ii) a preemptive, first refusal, or similar right with respect to any shares of Common Stock or shares of any other capital stock or other equity interest in the Company.

18.                                  To our knowledge, the Company is not a party to any legal or governmental action or proceeding that challenges the validity or enforceability, or seeks to enjoin the performance, of the Underwriting Agreement; and, to our knowledge, there are no actions, suits, claims, investigations or proceedings pending, threatened or contemplated to which the Company or any of the Subsidiaries or any of their respective directors or officers is or would be a party or to which any of their respective properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency which are required to be described in the Registration Statement and the Prospectus but are not so described as required.

19.                                  The information in the Registration Statement and the Prospectus under the headings “Description of Securities We Are Offering” and “Underwriting,” insofar as such statements constitute a summary of documents or matters of law, and those statements in the Registration Statement and the Prospectus that are descriptions of contracts, agreements or other legal documents or of legal proceedings, or refer to statements of law or legal conclusions, are accurate in all material respects and present fairly the information required to be shown.

EXHIBIT C

FORM OF OFFICERS’ CERTIFICATE

Each of the undersigned, Donald C. Ewigleben, President, Chief Executive Officer, Chief Operating Officer and Director of Uranium Resources, Inc., a Delaware corporation (the “Company”), and Thomas H. Ehrlich, Vice President and Chief Financial Officer of the Company, on behalf of the Company, does hereby certify on behalf of the Company pursuant to Section 6(h) of that certain Underwriting Agreement dated October 29, 2010 (the “Underwriting Agreement”) between the Company and Roth Capital Partners, LLC that as of the date hereof:

1.                                       He has reviewed the Registration Statement, the Disclosure Package and the Prospectus.

1.                                       The representations and warranties of the Company as set forth in the Underwriting Agreement are true and correct as of the date hereof and as if made on the date hereof.

2.                                       The Company has performed all of its obligations under the Underwriting Agreement as are to be performed at or before the date hereof.

3.                                       The conditions set forth in paragraph (f) of Section 6 of the Underwriting Agreement have been met.

Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands on this 3rd day of November, 2010.

Name:	Donald C. Ewigleben
Title:	President, Chief Executive Officer, Chief Operating Officer and Director

Name:	Thomas H. Ehrlich
Title:	Vice President and Chief Financial Officer

C-1

EXHIBIT D

FORM OF SECRETARY’S CERTIFICATE

Reference is hereby made to the Underwriting Agreement (the “Underwriting Agreement”), dated October 29, 2010, by and between Roth Capital Partners, LLC and Uranium Resources, Inc., a Delaware corporation (the “Company”).  Capitalized terms used and not defined herein shall the meanings ascribed to them in the Underwriting Agreement.

I, [                    ], in my capacity as Secretary of the Company, do hereby certify on behalf of the Company that:

1.                                      Attached hereto as Annex A is a full, true and correct copy of the Amended and Restated Certificate of Incorporation of the Company and each amendment thereto since the date thereof (the “Certificate”) as in full force and effect on the date hereof.  Except as provided in the Certificate, no amendment to the Certificate has been approved by the Board of Directors of the Company (the “Board”) or stockholders of the Company to effect or authorize any further amendment or modification thereto or in contemplation of the liquidation or dissolution of the Company prior to the consummation of the transactions contemplated by the Underwriting Agreement.

2.                                      Attached hereto as Annex B is a full, true and correct copy of the By-laws of the Company as in full force and effect on the date hereof.

3.                                      Attached hereto as Annexes C-1 and C-2 are full, true and correct copies of resolutions duly adopted by the Board on (i)                          with respect to the filing of the Registration Statement (as defined below) and (ii) on                    with respect to the transactions contemplated by the Underwriting Agreement.  Such resolutions have not been amended, rescinded, or modified since their adoption and remain in full force and effect as of the date hereof, and are the only resolutions adopted by the Board or by any committee of or designated by the Board or the Pricing Committee relating to the authorization and ratification of all necessary corporate action, as the case may be, taken and to be taken by the Company in connection with the Registration Statement on Form S-3 (File No. 333-166647) (the “Registration Statement”), the Underwriting Agreement and the transactions contemplated by the Underwriting Agreement.

4.                                      The Underwriting Agreement, as executed and delivered by the Company, is substantially in the form approved by the Board at a duly held meeting.

5.                                      Each person who, as a director or officer of the Company or as attorney-in-fact of a director or officer of the Company, signed (i) the Registration Statement, including any amendments thereto (the “Amendments”), (ii) the Underwriting Agreement, or (iii) any other document delivered in connection with the sale and offering of the Securities and the closing related thereto was duly elected or appointed, qualified and acting as such director or officer at the respective times of the signing and delivery thereof and was duly authorized to sign such document on behalf of the Company, and the signature of each such person appearing on each such document is the genuine signature of such director or officer.

6.                                      The signed copies of the Registration Statement and the Amendments, including (i) the consents and accountants’ reports contained therein and (ii) all exhibits filed therewith, previously furnished to Roth Capital Partners, LLC or its counsel are true, complete and correct copies.

7.                                      The minute books, records, and other documents of the Company relating to all proceedings of the stockholders and the Board made available to Baker & Hostetler LLP and Lowenstein Sandler PC are true, correct and complete in all material respects and there have been no material changes, additions or alterations in said minute books as provided or made available to Baker & Hostetler LLP and Lowenstein Sandler PC that have not been disclosed to those parties in writing.

8.                                      Baker & Hostetler LLP and Lowenstein Sandler PC are entitled to rely on this certificate in connection with the opinion each firm is rendering pursuant to the Underwriting Agreement.

[Signature page follows]

IN WITNESS WHEREOF, I have signed this certificate by and on behalf of the Company this the 3rd day of November, 2010.

URANIUM RESOURCES, INC.

By:
Name:	[ ]
Title:	Secretary

I, Donald C. Ewigleben, President, Chief Executive Officer, Chief Operating Officer and Director of the Company, do hereby certify that [                  ] is the duly elected, qualified and acting Secretary of the Company, and the signature set forth above is his true and genuine signature.

URANIUM RESOURCES, INC.

By:
Name:	Donald C. Ewigleben
Title:	President, Chief Executive Officer,
Chief Operating Officer and Director